BLACKROCK FUNDSSM

BlackRock Money Market Portfolio

BlackRock Municipal Money Market Portfolio

Supplement dated March 12, 2012

to the Prospectus for the Hilliard Lyons Shares, dated July 28, 2011

On February 28, 2012, the Board of Trustees of BlackRock FundsSM (the “Trust”), on behalf of its series, BlackRock Money Market Portfolio and BlackRock Municipal Money Market Portfolio (together, the “Funds”), approved a proposal to close the Hilliard Lyons Shares issued by the Funds to all future sales. Accordingly, effective 4:00 p.m. (Eastern time) on March 12, 2012, the Funds will no longer accept orders to purchase Hilliard Lyons shares of the Funds. There are currently no Hilliard Lyons Shares issued and outstanding.

Shareholders should retain this Supplement for future reference.

PRO-MM-HL-0312SUP